Prime Series
Institutional Class Shares
IllinoisPrimeSM Class Shares
Independent Schools and
Colleges Class Shares

Government Series

Supplement to Prospectus Dated September 29, 2008,
as supplemented on and through August 19, 2009

The following supplements information contained in the Prospectus of Prime Series and Government Series, each a series of PFM Funds, a Virginia business trust (the “Trust”).

Approval of New Investment Advisory Agreements

PFM Asset Management LLC (“PFM”) provides investment advisory services to the Trust pursuant to investment advisory agreements between the Trust and PFM relating to Prime Series and Government Series (“Existing Advisory Agreements”).  PFM is an indirect, wholly-owned subsidiary of PFM I, LLC.  In May 2009, a group of private equity investors, under the management of ICV Capital Partners, LLC, a minority-owned private investment firm (collectively, the “ICV Investors”), made an equity and credit investment in PFM I, LLC (the “Transaction”) that entitled the ICV Investors to a 24.99% voting interest in PFM I, LLC.  Under the terms of the Transaction, the ICV Investors have a contractual right, on or after December 31, 2009 (or sooner in certain circumstances) to increase their voting interest in PFM I, LLC to 43% and to designate a majority of the board of managers of PFM I, LLC.  When the ICV Investors elect to increase their voting interest and to designate a majority of the board of managers of PFM I, LLC, there will be a change in control of PFM (the “Change in Control”).  Upon the Change in Control, PFM may be deemed to be controlled by the ICV Investors and ICV Professionals, LLC (the sole managing member of ICV Capital Partners, LLC).  Willie E. Woods is the sole managing member of ICV Professionals, LLC.

The Change in Control will result in the automatic termination of the Existing Advisory Agreements as required by the Investment Company Act of 1940 (the “1940 Act”).  In order for PFM to continue to provide investment advisory services to the Trust after the Change in Control, new investment advisory agreements (the “New Advisory Agreements”) have been unanimously approved by the Board of Trustees of the Trust, including the vote of a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust.  The New Advisory Agreements were approved by shareholders of Prime Series and Government Series (the “Shareholders”) at a special meeting of Shareholders held on September 30, 2009.  The terms of the New Advisory Agreements are identical in all material respects to the Existing Advisory Agreements, except for their dates of effectiveness, and will become effective upon the Change in Control.

Updated Investment Objective and Principal Investment Strategy

•	The second paragraph under the sub-section captioned “Investment Objective and Principal Investment Strategies” on page 4 is replaced as follows:

“Government Series invests exclusively in obligations of the United States Government, its agencies and instrumentalities (“U.S. Government Obligations”); obligations issued by entities with liquidity support from the U.S. Government, or its agencies or instrumentalities; repurchase agreements secured by U.S. Government Obligations and money market mutual funds that invest exclusively in U.S. Government Obligations and such repurchase agreements.

•	The following paragraph is added after the first full paragraph on page 7:

The Portfolios (including Government Series) may also invest in obligations issued by entities with liquidity support from the U.S. Government, or its agencies or instrumentalities.  These support arrangements provide that the U.S. Government or its agencies or instrumentalities will advance funds to the entity to pay the obligations of the entity to the extent it has insufficient funds to pay amounts due on the obligations.  The liquidity support may be subject to certain conditions, including that the entity is not in bankruptcy.  The Adviser is satisfied that these obligations, although not identical to direct U.S. Government Obligations, present minimal credit risk.  See “Principal Risks.”

The date of this Supplement is October 7, 2009.

Please retain this Supplement for future reference.

Prime Series
SNAP® Fund Class Shares

Supplement to Prospectus Dated September 29, 2008,
as supplemented on and through August 19, 2009

The following supplements information contained in the Prospectus of the SNAP Fund Class Shares of Prime Series, a series of PFM Funds, a Virginia business trust (the “Trust”).

Approval of New Investment Advisory Agreement

PFM Asset Management LLC (“PFM”) provides investment advisory services to the Trust pursuant to an investment advisory agreement between the Trust and PFM relating to Prime Series (“Existing Advisory Agreement”).  PFM is an indirect, wholly-owned subsidiary of PFM I, LLC.  In May 2009, a group of private equity investors, under the management of ICV Capital Partners, LLC, a minority-owned private investment firm (collectively, the “ICV Investors”), made an equity and credit investment in PFM I, LLC (the “Transaction”) that entitled the ICV Investors to a 24.99% voting interest in PFM I, LLC.  Under the terms of the Transaction, the ICV Investors have a contractual right, on or after December 31, 2009 (or sooner in certain circumstances) to increase their voting interest in PFM I, LLC to 43% and to designate a majority of the board of managers of PFM I, LLC.  When the ICV Investors elect to increase their voting interest and to designate a majority of the board of managers of PFM I, LLC, there will be a change in control of PFM (the “Change in Control”).  Upon the Change in Control, PFM may be deemed to be controlled by the ICV Investors and ICV Professionals, LLC (the sole managing member of ICV Capital Partners, LLC).  Willie E. Woods is the sole managing member of ICV Professionals, LLC.

The Change in Control will result in the automatic termination of the Existing Advisory Agreement as required by the Investment Company Act of 1940 (the “1940 Act”).  In order for PFM to continue to provide investment advisory services to the Trust after the Change in Control, a new investment advisory agreement (the “New Advisory Agreement”) has been unanimously approved by the Board of Trustees of the Trust, including the vote of a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust.  The New Advisory Agreement was approved by shareholders of Prime Series (the “Shareholders”) at a special meeting of Shareholders held on September 30, 2009.  The terms of the New Advisory Agreement are identical in all material respects to the Existing Advisory Agreement, except for its date of effectiveness, and will become effective upon the Change in Control.

The date of this Supplement is October 7, 2009.

Please retain this Supplement for future reference.